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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 11, 1995 (August 9,
                                                 --------------------------
1995)
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                              HELMSTAR GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      1-9224                  13-2689850
  -----------------            ----------------         -------------------
  (State or other              (Commission File         (IRS Employer
   jurisdiction of              Number)                 Identification No.)
   incorporation)

2 World Trade Center, Suite 2112, New York, New York            10048
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (212) 775-0400
                                                   --------------


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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events
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     On August 9, 1995, the U.S. District Court for the Eastern District of
Pennsylvania approved a class-wide settlement agreement of six separate class action lawsuits.

     In connection with this matter, the Company issued the press release attached hereto as Exhibit A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HELMSTAR GROUP, INC.
                                         ---------------------------
                                                 (Registrant)



                                             s/ George W. Benoit
                                         ---------------------------
                                               George W. Benoit
                                                 President


DATE:  August 11, 1995
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                           [LETTERHEAD OF HELMSTAR]


                                                       EXHIBIT A
                                                       ---------


                                                 Contact:  Susan Forsyth


New York, NY -- August 10, 1995 -- Helmstar Group, Inc. (AMEX:HLM) announced today that the U.S. District Court for the Eastern District of Pennsylvania approved a class-wide settlement agreement of claims asserted in six separate lawsuits on behalf of bondholders who purchased the City of Chester, Pennsylvania, Resource Recovery Revenue Bonds; City of East St. Louis, Illinois, Port Facilities Development Revenue Bonds; City of East St. Louis, Illinois, Resource Recovery Bonds; Guam Economic Development Authority, Multifamily Mortgage Revenue Bonds; and County of St. Louis, Missouri, Multi-Family Housing Revenue Bonds. A provision for the Company's costs of this settlement has been made previously in the Company's consolidated financial statements.

     The six class action lawsuits had been consolidated by the judicial panel on multi-district litigation in the U.S. District Court for the Eastern District of Pennsylvania and

                                     -more-
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                                       2

designated as MDL No. 739. The lawsuits arose out of activities in connection with the issuance and underwriting of the bond issues noted above. Matthews & Wright, Inc., a wholly-owned subsidiary of Helmstar Group, Inc., had underwritten the bonds while it had been a broker-dealer. In January 1995, the Court had granted defendants' motions for summary judgment in all of the actions.

     George W. Benoit, Chairman of the Company, remarked:

          "With the settlement of these significant litigations, we are now in a position to employ our efforts in building our current businesses without being burdened by the problems of the past."



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